SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 12, 2002



                           Vapor Fuel Technology, Inc.
                ---------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                           -------------------------
                 (State or other jurisdiction of incorporation)


              000-29535                              86-0972560
  -----------------------------------     -----------------------------------
      (Commission File Number)            (IRS Employer Identification Number)



                 12220 S.W. 1st Street, Beaverton, Oregon 97005
           --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (503) 644-9000
                                                           ---------------


                          Achievement Investments, Inc.
                            11601 East Lusitano Place
                              Tucson, Arizona 85748
                   ----------------------------------------
          (Former name or former address, if changed since last report)

Item 1.       Changes in Control of Registrant

         The Registrant was formerly known as Achievement Investment, Inc. and is now known as Vapor Fuel Technologies, Inc., a Nevada corporation (the "Company"), as the result of a name change on February 12, 2002. On July 24, 2001, the Company entered into a Merger Agreement, which was subsequently amended (the "Agreement"), with VFT, Inc., an Oregon corporation ("VFT"), to merge VFT into the Company (the "merger"). As a result of the merger, the Company entered into a five-to-one reverse stock split and issued to each VFT shareholder approximately 45.454 shares of newly issued, post reverse stock split common stock of the Company for each share of VFT common stock that the shareholder owned, for a total of 500,000 shares. The former shareholders of VFT now own 500,000 shares out of the 700,000 shares issued and outstanding after the merger. The merger became effective on February 12, 2002.

         Prior to the merger, 80 percent of the Company's common stock was owned by one person, Daniel Hodges. After the effectiveness of the merger, no one shareholder owns a majority of the outstanding stock. However, the former VFT shareholders collectively own approximately 71 percent of the Company.

         Immediately prior to the effectiveness of the merger, the Company's sole director and sole officer, Daniel Hodges, appointed C. Thomas Davis as a director and the new chief executive officer of the Company, Raymond B. Bushnell as a director and new president of the Company, Floyd Hambelton as a new director of the Company and Larry Chace as the secretary and treasurer of the Company. Mr. Hodges resigned from his position as director and from all officer positions as of the effectiveness of the merger.

Item 2.       Acquisition or Disposition of Assets

         On October 31, 2001, the Company's Board of Directors approved, subject to shareholder approval, the terms of the merger as set forth in the Agreement and the amendments to the Articles of Incorporation required by the Agreement. Under the terms of the Agreement, the Company merged with VFT, with the Company as the surviving entity. In the merger, the Company issued 500,000 post reverse stock split restricted shares of common stock of the Company to the shareholders of VFT.

         Effective December 27, 2001, a majority of the shareholders of the Company approved by written consent resolutions (i) changing of name of the Company to Vapor Fuel Technology, Inc.; (ii) effectuating a five-to-one reverse stock split; (iii) approving the merger; (iv) approving the amendments to the Articles of Incorporation to accommodate the foregoing changes; (v) approving the Stock Option Plan; (vi) authorizing blank check preferred shares; and (vii) electing new directors on the closing of the merger, which was effective
February 12, 2002. Under the provisions of Nevada Corporation Law, the amendments to the Articles of Incorporation required the approval of the board of directors and a majority of the shareholders of the Company.

         On February 12, 2002, the Company filed Articles of Merger with the Nevada and Oregon Secretaries of State to effectuate the merger. At the same time, the Company filed a Certificate of Amendment to the Articles of Incorporation to change its name from Achievement Investments, Inc. to Vapor Fuel Technologies, Inc. to make effective a five-to-one reverse stock split and to create blank check preferred stock.

         Immediately prior to the effectiveness of the merger, the Company's sole director and sole officer, Daniel Hodges, appointed C. Thomas Davis as a director and the new chief executive officer of the Company, Raymond B. Bushnell as a director and new president of the Company, Floyd Hambleton as a new director of the Company and Larry Chace as the secretary and treasurer of the Company. Mr. Hodges resigned from his position as director and from all officer positions as of the effectiveness of the merger.

         As a result of the merger, the business of VFT has become the business of the Company.

                             DESCRIPTION OF BUSINESS

General

         Unless the context requires otherwise, all references to "we," "our," or "us" or the "Company" are to Vapor Fuel Technologies, Inc., originally incorporated in the State of Nevada in 1997 as Achievement Investments, Inc.

         Since our incorporation and until our recent merger with VFT, Inc. ("VFT"), we had not engaged in any operations other than organizational matters. We were formed specifically to be a "blank check" or "clean public shell" corporation for the purpose of either merging with or acquiring an operating company with operations. We were an inactive publicly registered shell corporation and had no significant assets or operations until we merged with VFT. We have not been involved in any litigation nor have we had any regulatory problems or business failures. We are not traded on any public market and have never paid dividends. As of December 31, 2001, we had 25 shareholders of record.

         Since our formation, our board of directors sought and reviewed various acquisition and merger candidates to implement our principal business purpose, which was to acquire assets or shares of an entity actively engaged in a business that generated revenues in exchange for our securities.

         In evaluating the merger when it was proposed to us, our management considered criteria such as the current and potential future value of the assets of VFT and the anticipated future business operations of VFT in comparison with our current lack of operations and other opportunities presented to us. Based on these criteria, our management determined that the merger was in the best interest of our shareholders, who subsequently approved the merger by majority consent.

         VFT merged into us and ceased its corporate existence. Up to that point, we were a company with a class of common stock registered under the Securities Exchange Act of 1934 and had no operations, except organizational matters. Our principal offices are located at 12220 S.W. 1st Street, Beaverton, Oregon 97005, and our phone number is (503) 644-9000.

         On the effective date of the merger, we issued each shareholder of VFT approximately 45.454 shares of our post reverse stock split common stock for each share of VFT common stock that the shareholder owned, for a total of 500,000 shares. We accounted for the merger using the purchase method. After the merger, our original shareholders own 29 percent of us and the former VFT shareholders own 71 percent of our issued and outstanding common stock. In connection with the merger, we changed our name to Vapor Fuel Technologies, Inc.

Summary of Our Business After the Merger

         We are engaged primarily in the business of design and development of high efficiency gasoline fuel conversion systems for both OEM and aftermarket installations. VFT, which merged into us, began this business in 1998. Currently, we are in the startup phase and have no products or employees.

         Products. Our sole product currently under development is a fuel saving device called the "Vaporcarb" that is designed to replace current fuel injection and carburetion units on gas combustion automobiles. The Vaporcarb is designed to be installed into an automobile engine by the average mechanically minded consumer or with the services of certified auto mechanics.

         The original Tank Vaporcarb was designed Bruce Langston, then a VFT director. In preliminary tests, Mr. Langston's original design showed a 44 percent increase in fuel efficiency over standard fuel injection and carburetor applications, but certain engineering problems still existed. Bushnell Engineering, Inc., a company wholly-owned by one of our directors, Raymond B. Bushnell, then redesigned the product and ran controlled laboratory testing on the device. The Vaporcarb showed a 20 percent increase in fuel efficiency over standard fuel injection engines. The product has once again been modified. It is our goal to further modify the product until the product's fuel efficiency rises to the 55-60 percent range.

         If the product testing is successful, we will seek out customers and distribution channels for the Vaporcarb and hope to sell the Vaporcarb for a price of between $500 and $800 per unit. We hope to make the Vaporcarb available to consumers in spring 2003. However, when we launch our product depends significantly upon our test results and our ability to continue to fund testing, both of which are unpredictable.

         Competition. We expect the fuel saving technology in the Vaporcarb to compete directly with existing products in the rapidly expanding alternate fuel industry. Currently, the primary competition to the Vaporcarb is the compressed natural gas engine. Most alternate fuel vehicles being used today run on compressed natural gas. Some of these converted automobiles contain both the customary gas and the pressurized compressed natural gas tanks. We believe that although compressed natural gas engines have an advantage as an already accepted alternate fuel engine by the automobile industry, the conversion of an automobile to the Vaporcarb will be less expensive and less complicated than conversion to natural gas. We also believe that drivers would be more receptive to the Vaporcarb as an alternate fuel device because the Vaporcarb engine uses regular pump gasoline, eliminating the hassle of locating the limited compressed natural gas pumps.

         Another potential source of competition is new technology in gasoline vapor created by automobile makers. The automobile makers are larger and better funded than we are. They are in a better position to exploit and market their alternate fuel products. However, we still believe from our reviews of currently available patent application designs, filed by the automobile manufacturers, that the new alternate fuel technology they propose would require significant changes to current engine designs and expensive retrofitting for automobiles currently in use. In contrast, the Vaporcarb is designed to be integrated into new vehicle engines or retrofitted at a relatively low cost.

         Customers and Marketing. The focus of our business is developing the Vaporcarb. We have devoted substantially all of our limited assets to fund research. We have not engaged in extensive customer research or marketing and will not do so until the Vaporcarb has successfully completed all its product tests. We plan to begin sales of the Vaporcarb as retrofit packages available to customers through retail automotive shops. Ultimately, we plan to pursue license agreements with auto manufacturers.

         Suppliers. Because we have not yet begun production of the Vaporcarb, we currently have no suppliers. All of the parts needed for the Vaporcarb in its current design are available from multiple suppliers.

         IP and other assets. We have engaged the services of attorney Robert Harrington of Portland, Oregon to assist us in obtaining the necessary patent protection for our fuel efficiency device. Mr. Harrington performed a preliminary patent search. Engineers at Bushnell Engineering, Inc. reviewed the results of the preliminary patent search and believe there are no current patents like the Vaporcarb. However, this is not the only criteria for acceptance of a patent by the U.S. Patent and Trademark Office and there is no assurance a Vaporcarb patent will be issued. On November 9, 2001 we filed a patent application with the United States Patent and Trademark Office. We estimate it will take from 24 to 30 months after filing before a patent is issued.

         Facilities. We are currently working out of the offices of our director and chief executive officer C. Thomas Davis. We expect to move to a new 2,500 square foot location at 25023 Beeson, Beaver Creek, Oregon 97004 upon completion of new construction at that location, which is scheduled to be completed in April . The lease will be without rent at that location until we generate enough revenues to allow for lease payments. This property is owned by our director Raymond B. Bushnell. There is no written agreement memorializing this agreement.

         Employees. As of February 12, 2002, we had no employees. All services in developing and testing the Vaporcarb have been donated by Bushnell Engineering, Inc., a company owned by our director Raymond Bushnell. All other related out-of-pocket costs incurred by Bushnell Engineering, Inc. are billed monthly to us.

         Regulatory Compliance. The U.S. Department of Transportation and the National Transportation Safety Board regulate the design of engines used in commercial automobiles. We anticipate that we will need to provide design and test result data to these two federal agencies before we can market the

Vaporcarb. This approval process can be long; this will be the first time we have been through the process. We intend to begin the approval process upon completion of the production version of Vaporcarb.

         To date, we have been focusing on the research and development of the Vaporcarb. Bushnell Engineering, Inc., a company owned by one of our directors, has been providing research and testing services to us for free, with certain out-of-pocket expenses paid by us from funds borrowed from other directors. At the current level of funding through borrowings from affiliates and if Bushnell continues to provide free research and testing services, we expect that it will take another 12 months before the Vaporcarb is ready to be produced for sale. We expect to need to hire consultants to assist it in regulatory issues, sales and marketing Vaporcarb.

         Legal Proceedings. VFT is not subject to any pending litigation, legal proceedings or claims.

Management  Discussion  and  Analysis  of  Financial  Condition  and  Results of
Operation

         The following discussion should be read in conjunction with the Company's financial statements and notes thereto appearing elsewhere in this information statement. The following discussion contains forward-looking statements, including, but not limited to, statements concerning our plans, anticipated expenditures, the need for additional capital and other events and circumstances described in terms of our expectations and intentions. You are urged to review the information set forth under the captions for factors that may cause actual events or results to differ materially from those discussed below.

         Overview. Vapor Fuel Technologies, Inc. is a startup company engaged in research and development of its product, Vaporcarb. Currently, we have no employees and no products on the market.

         Revenues. Our product is still in the research and development phase and not yet ready for sale. We have no sales revenue.

         Costs and Expenses. The Company has no employees and receives use of its office space without rental payments. To date, the Company's primary operations have been the research and development of its product, Vaporcarb. Therefore, the substantial majority of our expenses are related to the purchase of product materials and cost of testing the Vaporcarb. The Company classifies all expenses under "General and Administrative Expenses," including the expenses related to research and development.

         Net Loss. For the fiscal year ended March 31, 2000, VFT, prior to the merger, realized a net loss totaling $30,000. For the year ended March 31, 2001, VFT's net loss was $31,074. The net loss reflects the costs associated with research and development.

Liquidity and Capital Resources

         As of September 30, 2001, we had no cash for operations and had outstanding $115,452 in demand promissory notes to one of our directors. The notes do not bear interest. To date, the lack of cash has not prevented the Company from its research and development of the Vaporcarb. Bushnell Engineering, Inc., a company owned by one of our directors, has been providing research and testing services to us for free, with certain out-of-pocket expenses paid by the Company from funds borrowed from other directors. At the current level of funding through borrowings from affiliates and if Bushnell continues to provide free research and testing services, we expect that it will take another six months before the Vaporcarb has completed testing. We also expect to need to hire consultants to assist it in regulatory issues, sales and marketing Vaporcarb.

         We will need to raise funds through either private or public placements of equity in the next 12 months to complete the development of Vaporcarb and successfully introduce Vaporcarb to the market. We believe that if we were able to raise $2,000,000, we would be able to run multiple engine test of Vaporcarb concurrently, thereby completing the testing of the product faster, and hire the appropriate consultants necessary to make the Vaporcarb ready for sale to the public.

         The Company currently has no offers by investors to invest in it and the Company has not sought a line of credit with any lending agency. If the Company does not raise funds through the sale of equity, it will continue to fund its operations through borrowed funds from its directors, however, there are no guarantees from any of the directors that they will continue to lend funds to the Company or lend funds on such favorable terms in the future. If such funds are unavailable, we will be unable to continue operations and will ultimately be required to default on our notes and cease business.

Cautionary Factors That May Affect Future Results

         The following statement is made pursuant to the safe harbor provision for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. We may make certain statements in this report on Form 8-K, including, without limitation statements that contain the words "believes," "anticipates," "estimates," "expects," and words of similar import, constitute "forward-looking statements." Forward-looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions relating to our operations, financial condition and results of operations. For a discussion of factors that may affect the outcome projected in such statements, see the discussion below in this section. If any of these risks or uncertainties materialize, or if any of the underlying assumptions prove incorrect, actual results could differ materially from results expressed or implied in any of our forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect events or circumstances arising after the date of this report on Form 8-K.

Risks Relating to our Business

         The following risks related to our business are important for you to consider.

         The Company currently has no business operations except research and development of a single product which may not be successful.

         Vapor Fuel Technologies, Inc. has no business operations. It has no employees. Its sole activity is to research and develop a more gas efficient combustible engine which is currently being tested by the Company's director's engineering company. There is no assurance whether the product will be successful. If this current project is not successful or is not accepted by the industry, the Company will continue to have no business operations indefinitely. The Company has no sales and supports its research and development by borrowing from its directors. The Company currently has no other projects in development.

         The Company currently has no means to raise additional funds to continue its operation.

         The Company has funded its operations strictly through borrowings from its directors and the use of space and services donated by its directors. As of September 30, 2001, the Company owes its directors an aggregate of $115,452 in demand notes. The notes do not accrue interest. The Company has operated at a loss since its inception. It currently has no means to repay the notes. If the directors were to call the notes, the Company would be required to raise funds from third parties or liquidate its operations. Currently, the Company has no line of credit nor been promised by third parties that such funds will be available.

         The Company's product, even if it successfully passes current testing, may not be accepted by the industry.

         The Company has not yet explored the market's receptiveness of its product. As with all new products, there may be hesitation by potential customers to try the product. The Company currently has no marketing department and no relationship with marketing consultants. Further, it may not have the funds necessary to successfully market its product or compete with other products available to customers.

         The market in which the Company operates is intensely competitive and actions by its competitors could harm its business.

         The Company must compete with other alternative fuel companies, many of whom are larger, better capitalized, better connected with institutional purchasers of alternative fuels products and more experienced. Barriers to entry in the alternative fuel industry are moderate and increased competition could occur. As the Company seeks to market its product, it will face a greater number of competitors, many of who will be in well-established markets it seeks to penetrate. Accordingly, the Company may not be able to successfully compete against them or any future competitors. Moreover, competitors may be able to respond more quickly to take advantage of new or changing opportunities, technologies and customer preferences and requirements. They also may be able to undertake more extensive promotional activities and offer more attractive rates and other terms to borrowers, gaining a competitive advantage over the Company.

         The Company's financial results may fluctuate as a result of other factors, including the discovery of a more practical alternative fuel mechanism, which makes it difficult to predict the Company's future performance.

         The Company has had no earnings and no operations except the research and development of its single product. The Company's financial results rely entirely on the Company's ability to successfully develop and market this product. In addition, the following factors influence the Company's revenues and net earnings:

o        The  ability  of  the  Company  to  continue   funding   research   and
         development;

o        Competing products and competition from better funded companies;

o        Managing production of the product, if sales occur, and

o        The overall demand for alternative fuels products.

         These and other factors may make it difficult to predict the Company's results of operations.

         The Company may have difficulty managing future expansion.

         The Company's future success will be highly dependent upon its ability to successfully manage the commencement of its operations. Currently, the Company has no employees and no operation except research and development. If the Company's product is successful, the Company will need to expand very quickly to meet demand.

         The Company's ability to manage and support its growth effectively will be substantially dependent on its ability to raise adequate funds to hire employees and manufacture inventory, implement adequate financial and management controls, reporting systems, and other procedures and hire sufficient numbers of financial, accounting, administrative, and management personnel. There can be no assurance that the Company will be able to identify, attract, and retain experienced personnel.

         The Company's future operating results will depend on the ability of its management and other key employees to implement a system for operations, financial control, and information management, and to recruit, train, and manage its employee base.

         There can be no assurance that the Company will be able to achieve or manage any such growth successfully or to implement and maintain adequate financial and management controls and procedures, and any inability to do so would have a material adverse effect on our business, results of operations, and financial condition.

         There is no market for your shares and you may not be able to sell them.

         Although we intend to ultimately file a registration statement under the Securities Act of 1933, there is no assurance the registration statement will be declared effective by the Securities and Exchange Commission. We expect the Securities and Exchange Commission to scrutinize our registration statement because of the relatively early state of development of business compared to most public companies.

         If our registration statement is declared effective, we intend to apply for listing of our common stock on the OTC Bulletin Board. We do not meet the qualifications for NASDAQ or the other national exchanges. Although we will be applying to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Although our former director, Daniel Hodges, has promised to assist us in obtaining a market maker

(a requirement for listing), there can be no assurance any broker will be interested in trading our stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell. You may have no more liquidity in your stock even if we are successful in getting our stock transaction registered and getting listed on the OTC Bulletin Board.

         Even if we are successful in being listed on the OTC Bulleting Board, market price of our common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

         o the potential absence of securities analysts covering us and distributing research and recommendations about us;

         o the liquidity of our common stock will be low because only 21% of our shares will be in the hands of non-affiliates of the company and such shares are not eligible for sale under exemptions from registration under the Securities Act of 1933;

         o continued operating losses during our research and development phase and a need for additional funding;

         o low trading volume because so much of our stock is closely held;

         o        overall stock market fluctuations; and

         o economic conditions generally and in the alternative fuels industry in particular.

         Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.

Executive Officers and Directors

         The following table sets forth the names, positions and ages of our directors and executive officers. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer               Age          Position(s) with Company

C. Thomas Davis                        50           Director and Chief Executive Officer

Raymond B. Bushnell                    44           Director and President

Floyd Hambelton                        74           Director

Larry Chace                            65           Secretary and Treasurer

         C. Thomas Davis has been a practicing attorney with a general practice since 1982. Mr. Davis earned his juris doctorate from Northwestern School of Law in 1981 and a Master of Education in 1975. Prior to practicing law, Mr. Davis was a secondary school teacher.

         Raymond B. Bushnell is the president and chief designer of Bushnell Engineering, Inc., a company that designs industrial and consumer products. Mr. Bushnell has served in that capacity since 1991. Prior to working at Bushnell Engineering, Inc., Mr. Bushnell was the director of research and development for Southern Steel Company, a subsidiary of Phelps Tionton, from 1988 to 1991, during which he oversaw the design and engineering of electronic, electro-mechanical, hydraulic and pneumatic engineered devices. Mr. Bushnell also designed electro-security devices for Republic Security Systems, Inc. and National Security Products, Inc. Several designs by Mr. Bushnell have been awarded patents.

         Floyd Hambelton is a major shareholder and the operator of Hambelton Bros. Lumber Co., a lumber manufacturer located in Washougal, Washington. Mr. Hambelton has served in that capacity since 1971.

         Larry Chace is the Director of sales and marketing at Chemtek, Inc. and has served in that capacity since 1996. Prior to working at Chemtek, Inc., Mr. Chace was a self-employed investment relations consultant who worked as an independent contractor to Canadian corporations from 1985 through 1996.

Executive Compensation

         For the year ended December 31, 2000, none of the directors or officers received any compensation for their services to the Company.

Principal Stockholders and Stockholdings of Management

         The following table sets forth, as of February 2002, the number and percentage of outstanding shares of Common Stock beneficially owned by (a) each person known by us to beneficially own more than 5% of such stock, (b) each director of the Company, (c) Named Officers, and (d) all our directors and executive officers as a group.

Name and Address                    Shares Beneficially                Percent of
of Beneficial Owner                 Owned After Merger                 Common Stock

Raymond B. Bushnell                            45,454                          6.5

Bruce Langston                                250,000                         35.7

Larry Chace                                         0                            0

Suki Family Trust(2)                           45,454                          6.5

C. Thomas Davis                                     0                            0

Daniel Hodges                                 160,000                         22.9

Floyd Hambelton                               113,638                         16.2

Gary Van Norman                                45,454                          6.5

All officers and directors                    159,092                         22.7
as a group (4 persons)

(1) The addresses of all of these shareholders is 12220 S.W. 1st Street, Beaverton, Oregon 97005.
(2) The beneficiaries of the Suki Family Trust are unaffiliated with the directors and officers of the company.

Certain Relationships and Related Transactions

         Our business operations to date have been solely the research and development of our product, the Vaporcarb. We have no other operations and, in particular, no revenue from operations to support our research. We have funded all our research by the payment of common stock for research services, the borrowing of funds from our directors and the use of space and services by our directors without charge.

         As of September 30, 2001, we borrowed $115,452 from our director Floyd Hambelton in non-interest bearing demand notes. Our current office space at 12220 S.W. 1st Street, Beaverton, Oregon 97005 is being donated to us by C. Thomas Davis, our director and chief executive officer. The office space we expect to occupy as of April 2002 is being donated to us by Raymond B. Bushnell, our director and president. Bushnell Engineering, Inc., which is owned by Raymond B. Bushnell, has been conducting the testing of our product without payment, except for the cost of out-of-pocket expenses. There are no written contracts memorializing the donated space or testing services.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

         The financial statements of Vapor Fuel Technologies, Inc. (formerly know as Achievement Investments, Inc., a Nevada corporation) as of September 30, 2001, are included herein on Pages F-1 through F-7.

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

         The financial statements of Vapor Fuel Technologies, Inc. (an Oregon corporation) as of September 30, 2001, are included herein on Pages F-7 through F-16.

         (b)      Pro Forma Financial Information.

         The  pro  forma  financial  information   presenting  our  consolidated
financial position and results of operations as if the merger had occurred January 1, 2001 are provided in pages F-17 through F-21.

         (c)      Exhibits.
                  --------

         The following Exhibits are filed herewith pursuant to Rule 601 of Regulation S-K.

                  Exhibit No.       Description                                                  Reference

                      2.1           Merger Agreement, as amended, between
                                    Registrant and VFT, Inc.                                            *
                      3.1           Amended and Restated Articles of
                                    Incorporation of Registrant, dated
                                    February 12, 2002.                                                  *
                      3.2           Amended and Restated By-laws of Registrant                          *
--------------------
*    Filed herewith


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 14, 2002                     VAPOR FUEL TECHNOLOGIES, INC.




                                      Name:  /s/ Raymond B. Bushnell
                                                     Its:     President

                         INDEPENDENT ACCOUNTANT'S REPORT


Achievement Investments, Inc.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Achievement Investments, Inc. (a development stage company) as of September 30, 2001 and December 31, 2000 and the related statements of operations for the three and nine month periods ended September 30, 2001 and 2000 and cash flows for the nine month periods ended September 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
November 13, 2001

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                September 30,    December 31,
                                                                    2001             2000
                                                               ---------------  --------------
Assets:                                                        $             -  $            -
                                                               ===============  ==============

Liabilities - Accounts Payable                                 $         1,558  $            -
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at September 30, 2001
    and December 31, 2000                                                1,000           1,000
  Paid-In Capital                                                        4,203           2,531
  Retained Deficit                                                      (1,200)         (1,200)
  Deficit Accumulated During the
    Development Stage                                                   (5,561)         (2,331)
                                                               ---------------  --------------

     Total Stockholders' Equity                                         (1,558)              -
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $             -  $            -
                                                               ===============  ==============




                       See accompanying notes and accountants' report.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                                                  Inception
                       For the Three Months Ended   For the Nine Months Ended         of
                             September 30,                September 30,           Development
                      ----------------------------  -----------------------------
                           2001          2000          2001           2000          Stage
                      --------------  ------------  -------------  ------------  --------------
Revenues:             $            -  $          -  $          -  $           -  $            -

Expenses:                      1,630           352         3,230          1,287           5,561
                      --------------  ------------  ------------  -------------  --------------

     Net Loss         $       (1,630) $       (352) $     (3,230) $      (1,287) $       (5,561)
                      ==============  ============  ============  =============  ==============

Basic & Diluted Loss
Per Share             $            -  $          -  $          -  $           -
                      ==============  ============  ============  =============


















                       See accompanying notes and accountants' report.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                since October
                                                                                   20, 1999
                                                  For the Nine Months Ended      Inception of
                                                        September 30,            Development
                                               -------------------------------
                                                    2001            2000            Stage
                                               --------------- ---------------  --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                       $        (3,230)$        (1,287) $       (5,561)
Increase (Decrease) in Accounts Payable                  1,558             312           1,358
                                               --------------- ---------------  --------------
  Net Cash Used in operating activities                 (1,672)           (975)         (4,203)
                                               --------------- ---------------  --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by investing activities                    -               -               -
                                               --------------- ---------------  --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                       1,672             975           4,203
                                               --------------- ---------------  --------------
Net Cash Provided by
  Financing Activities                                   1,672             975           4,203
                                               --------------- ---------------  --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                  -               -               -
Cash and Cash Equivalents
  at Beginning of Period                                     -               -               -
                                               --------------- ---------------  --------------
Cash and Cash Equivalents
  at End of Period                             $             - $             -  $            -
                                               =============== ===============  ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                     $             -  $            -  $            -
  Franchise and income taxes                   $             -  $            -  $          500

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None

                        See accompanying notes and accountants' report.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        This summary of accounting policies for Achievement Investments, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of September 30, 2001 and for the nine month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Nevada on July 25, 1997. The Company ceased all operating activities during the period from July 25, 1997 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of nine months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                               For the Three Months Ended September 30, 2001
Basic Loss per Share
Loss to common shareholders                   $        (1,630)       1,000,000  $            -
                                              ===============  ===============  ==============

                                               For the Three Months Ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                   $          (352)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                For the Nine Months Ended September 30, 2001
Basic Loss per Share
Loss to common shareholders                   $        (3,230)       1,000,000  $            -
                                              ===============  ===============  ==============

                                                For the Nine Months Ended September 30, 2000
Basic Loss per Share
Loss to common shareholders                   $        (1,287)       1,000,000  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Reclassification

        Certain   reclassifications   have  been  made  in  the  2000  financial
statements to conform with the September 30, 2001 presentation.

                          ACHIEVEMENT INVESTMENTS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $6,800 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

                         INDEPENDENT ACCOUNTANT'S REPORT


Vapor Fuel Technologies, Inc.
(A Development Stage Company)


        We have reviewed the accompanying balance sheets of Vapor Fuel Technologies, Inc. (a development stage company) as of September 30, 2001 and March 31, 2001 and the related statements of operations for the three and six months ended September 30, 2001 and 2000, and cash flows for the six months ended September 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

        We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

        Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON, HILL & CO.
                                                   Certified Public Accountants

Salt Lake City, Utah
November 19, 2001

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                September 30,     March 31,
                                                                    2001             2001
                                                               ---------------  --------------
Assets:
   Patent                                                      $         7,001  $            1
   Less: Amortization Expense                                             (233)              -
                                                               ---------------  --------------

     Total Assets                                              $         6,768  $            1
                                                               ===============  ==============

Liabilities:
   Notes Payable                                               $       115,452  $       56,000
   Accounts Payable                                                        525              75
                                                               ---------------  --------------

     Total Liabilities                                                 115,977          56,075
                                                               ---------------  --------------

Stockholders' Equity:
  Common Stock, no par value
    Authorized 15,000 shares,
    11,000 Shares Issued at September 30, 2001
    and March 31, 2001                                                  13,996          13,996
  Contributed Capital                                                    6,272               -
  Deficit Accumulated During the
    Development Stage                                                 (129,477)        (70,070)
                                                               ---------------  --------------

     Total Stockholders' Equity                                       (109,209)        (56,074)
                                                               ---------------  --------------

     Total Liabilities and
       Stockholders' Equity                                    $         6,768  $            1
                                                               ===============  ==============














                       See accompanying notes and accountants' report.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                                  Cumulative
                                                                                 since August
                                                                                   4, 1998
                                  For the three months    For the six months     inception of
                                  ended September 30,     ended September 30,    development
                                 ---------------------- -----------------------
                                    2001        2000       2001        2000         stage
                                 ----------- ---------- ----------- ----------- --------------
Revenues:                        $         - $        - $         - $         - $            -

Expenses:
  General & Administrative            43,094     10,358      55,300      10,358        116,374
                                 ----------- ---------- ----------- ----------- --------------

Operating Income (Loss)              (43,094)   (10,358)    (55,300)    (10,358)      (116,374)
                                 ----------- ---------- ----------- ----------- --------------

Other Income (Expense)
  Interest                            (2,388)    (1,298)     (4,107)     (1,298)       (13,103)
                                 ----------- ---------- ----------- ----------- --------------

  Net Income (Loss)              $   (45,482)$  (11,656)$   (59,407)$   (11,656)$     (129,477)
                                 =========== ========== =========== =========== ==============

Basic & Diluted loss per share   $     (4.13)$        - $     (5.40)$         -
                                 =========== ========== =========== ===========















                       See accompanying notes and accountants' report.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                 Since August
                                                                                   4, 1998
                                                    For the Six Months Ended     Inception of
                                                         September 30,           Development
                                                 ------------------------------
                                                      2001           2000           Stage
                                                 -------------- --------------- --------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                         $      (59,407)$       (11,656)$     (129,477)

Adjustments to reconcile net loss to net
cash used in operating activities:
    Amortization                                            233               -            233
    Issuance of Stock for Expenses                            -               -          4,999
    Issuance of Stock for Interest on Note Payable            -               -          8,996
    Imputed Interest Converted to Contributed
    Capital                                               6,272               -          6,272

Change in operating assets and liabilities:
    Increase (Decrease) in Accounts Payable                 450               -            525
                                                 -------------- --------------- --------------

Net Cash Used in operating activities                   (52,452)        (11,656)      (108,452)
                                                 -------------- --------------- --------------

CASH FLOWS FROM INVESTING
ACTIVITIES:

Purchase of Patent                                       (7,000)              -         (7,000)
                                                 -------------- --------------- --------------

  Net cash provided by investing activities              (7,000)              -         (7,000)
                                                 -------------- --------------- --------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Proceeds from Notes Payable                              59,452          11,656        115,452
                                                 -------------- --------------- --------------
Net Cash Provided by
  Financing Activities                                   59,452          11,656        115,452
                                                 -------------- --------------- --------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                   -               -              -
Cash and Cash Equivalents
  at Beginning of Period                                      -               -              -
                                                 -------------- --------------- --------------
Cash and Cash Equivalents
  at End of Period                               $            - $             - $            -
                                                 ============== =============== ==============

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                 Since August
                                                                                   4, 1998
                                                    For the Six Months Ended     Inception of
                                                         September 30,           Development
                                                 ------------------------------
                                                      2001           2000           Stage
                                                 -------------- --------------- --------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                       $            - $             - $            -
  Franchise and income taxes                     $            - $             - $           75

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES:
Stock Issued for Patent                          $            - $             - $            1





















                        See accompanying notes and accountants' report.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

        This summary of accounting policies for Vapor Fuel Technologies, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

        The unaudited financial statements as of September 30, 2001 and for the three and six month period then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and six months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

        The Company was incorporated under the laws of the State of Oregon on August 4, 1998. Since August 4, 1998, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

        The Company has no products or services as of September 30, 2001. The Company was organized as a vehicle to research and develop alternative fuel systems and fuel efficiency enhancement systems for the internal combustion engine.

Cash and Cash Equivalents

        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of six months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Stock Compensation for Non-Employees

        The Company accounts for the fair value of its stock compensation grants for non-employees in accordance with FASB Statement 123. The fair value of each grant is equal to the market price of the Company's stock on the date of grant if an active market exists or at a value determined in an arms length negotiation between the Company and the non-employee.

Fixed Assets

        The patent is stated at cost and will be amortized, on a straight-line basis, over the estimated useful life of fifteen years.

        The Company has adopted the Financial Accounting Standards Board SFAS No., 121, "Accounting for the Impairment of Long-lived Assets." SFAS No. 121 addresses the accounting for (i) impairment of long-lived assets, certain identified intangibles and goodwill related to assets to be held and used, and
(ii) long-live lived assets and certain identifiable intangibles to be disposed of. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the expected future cash flows from the used of the asset and its eventual disposition (un-discounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

        The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                                  Per-Share
                                                  Income           Shares           Amount
                                                  ------           ------           ------
                                                (Numerator)     (Denominator)

                                               For the Three Months Ended September 30, 2001
                                              ------------------------------------------------
Basic Loss per Share
Loss common shareholders                      $       (45,482)          11,000  $        (4.13)
                                              ===============  ===============  ==============

                                               For the Three Months Ended September 30, 2000
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (11,656)               -  $            -
                                              ===============  ===============  ==============

                                                For the Six Months Ended September 30, 2001
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (59,407)          11,000  $       (5.40)
                                              ===============  ===============  ==============

                                                For the Six Months Ended September 30, 2000
                                              ------------------------------------------------
Basic Loss per Share
Loss to common shareholders                   $       (11,656)               -  $            -
                                              ===============  ===============  ==============

        The  effect  of   outstanding   common   stock   equivalents   would  be
anti-dilutive for September 30, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

        The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

Reclassification

        Certain   reclassifications   have  been  made  in  the  2000  financial
statements to conform with the September 30, 2001 presentation.

                          VAPOR FUEL TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 AND 2000
                                   (Continued)

NOTE 2 - INCOME TAXES

        As of September 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $129,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

        The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

        As of September 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5- NOTE PAYABLE FROM SHAREHOLDER

        The Company has borrowed money from a shareholder in order to pay general and administrative expenses. Per the promissory note, amounts due to the shareholder are non-interest bearing, unsecured and payable at anytime the shareholder desires. For purposes of these financial statements interest has been calculated at an imputed interest rate of 10 percent for the periods ending September 30, 2001 and March 31, 2001. As of September 30, 2001 and March 31, 2001, the Company owed $115,452 and $56,000, respectively, relating to these notes.

NOTE 6 - STOCK ISSUANCE

        On March 1, 2001 the Board of Directors voted to change the authorized number of shares from 10,000 to 15,000. All references in the accompanying financial statements to the number of common shares and per-share amounts for 2001 and 2000 have been restated to reflect the increase in authorized shares.

        Also, on March 1, 2001 the Board of Directors granted 8,500 shares, no par value, to be issued for payment of accounts payable of $4,999 and $1 for acquisition of a patent. 2,500 shares were also granted for payment of interest on notes payable.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        On July 24, 2001, Achievement Investments, Inc., (a development stage company) ("Achievement Investments") and VFT, Inc., (a development stage company) ("VFT") executed a merger agreement whereby VFT will merge into Achievement Investments, with Achievement Investments being the surviving entity. The following unaudited pro forma condensed combined financial statements are based on the September 30, 2001 unaudited historical financial statements of Achievement Investments and VFT contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Achievement Investments treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the combined company assumes the exchange occurred as of September 30, 2001. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000 presents the results of operations of the combined company, assuming the exchange was completed on January 1, 2000. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2001 presents the results of operations of the combined company, assuming the exchange was completed on January 1, 2001.

        The unaudited pro forma condensed combined financial statements have been prepared by management of Achievement Investments and VFT based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both Achievement Investments and VFT (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                         UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                      SEPTEMBER 30, 2001

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------
ASSETS
Current Assets                                                $            -  $            -  $            -        $            -
Patent (net)                                                               -           6,768               -                 6,768
                                                              --------------  --------------  --------------        --------------

     Total Assets                                             $            -  $        6,768  $            -        $        6,768
                                                              ==============  ==============  ==============        ==============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities                                           $        1,558  $      115,977  $            -        $      117,535
                                                              --------------  --------------  --------------        --------------

    Total Liabilities                                                  1,558         115,977               -               117,535
                                                              --------------  --------------  --------------        --------------

Stockholders' Equity:
  Common Stock                                                         1,000          13,996         (14,296)    A             700
  Additional Paid in Capital                                           4,203           6,272          (5,972)    A           4,503
  Retained Deficit                                                    (1,200)              -               -                (1,200)
  Deficit Accumulated During the
     Development Stage                                                (5,561)       (129,477)        129,477     A
                                                                                                    (109,209)    B        (114,770)
                                                              --------------  --------------  --------------        --------------
     Total Stockholders' Equity (Deficit)                             (1,558)       (109,209)              -              (110,767)
                                                              --------------  --------------  --------------        --------------

     Total Liabilities and Stockholders' Equity               $            -  $        6,768  $            -        $        6,768
                                                              ==============  ==============  ==============        ==============




    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                             FOR THE YEAR ENDED DECEMBER 31, 2000

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------

Revenues:                                                     $            -  $            -  $             -       $            -

Expenses:
   General & Administrative                                            2,181          30,806               -                32,987
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (2,181)        (30,806)              -               (32,987)

Other Income (Expenses)
   Interest Expense                                                        -          (4,197)              -                (4,197)
   Write-off of Purchased Goodwill                                         -               -        (109,209)    B        (109,209)
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (2,181) $      (35,003) $     (109,209)       $     (146,393)
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $        (3.18)                       $        (0.21)
                                                              ==============  ==============                        ==============

Weighted average shares outstanding                                1,000,000          11,000                               700,000






    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                         FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                               Achievement                                            Pro Forma
                                                               Investments,        VFT,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------

Revenues:                                                     $            -  $            -  $            -        $            -

Expenses:
   General & Administrative                                            3,230          63,069               -                66,299
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (3,230)        (63,069)              -               (66,299)

Other Income (Expenses)
   Interest Expense                                                        -          (5,081)              -                (5,081)
   Write-off of Purchased Goodwill                                         -               -        (109,209)    B        (109,209)
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (3,230) $      (68,150) $     (109,209)       $     (180,589)
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $        (6.20)                       $        (0.26)
                                                              ==============  ==============                        ==============

Weighted average shares outstanding                                1,000,000          11,000                               700,000






    See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)     General

In the merger, VFT will be merged into Achievement Investments, with Achievement Investments being the surviving entity. Achievement Investments will acquire all of the outstanding common stock of VFT, in exchange for 500,000 shares of Achievement Investments Common Stock, or approximately 71% of the Achievement Investments Common Stock outstanding subsequent to the exchange, subject to certain adjustments. Prior to the exchange, Achievement Investments will execute a 5 to 1 reverse stock split, reducing the number of shares outstanding to 200,000 and reducing the par value to $0.005. VFT has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of VFT.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000 and the nine months ended September 30, 2001, include Achievement Investments's and VFT's operations on a common fiscal year. The financial statements of VFT have been conformed to the fiscal year ended December 31, 2000 by including the operating results of VFT for the period April 1, 2000 to December 31, 2000 and including such results for the three months ended March 31, 2000. The financial statements of VFT have been conformed to the nine months ended September 30, 2001 by including the operating results of VFT for the period April 1, 2001 to September 30, 2001 and including such results for the three months ended March 31, 2001.

(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2001, are described below:

        (A) Record merger by issuing 500,000 shares of Common Stock, par value $0.005, and recording 5 to 1 reverse stock split.

        (B) Record write-off of purchased goodwill.

        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

        (B) Record write-off of purchased goodwill.